UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 26, 2016

Pennsylvania Real Estate Investment Trust
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On July 26, 2016, Pennsylvania Real Estate Investment Trust (“Company”) issued a press release reporting its financial results for the second quarter ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this report. Subsequent to its release, the Company noted a typographical error in the press release and issued a subsequent press release correcting the error, which is attached as Exhibit 99.2 to this report.
The information furnished under this "Item 2.02. Results of Operations and Financial Condition" shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release dated July 26, 2016.
99.2 Second press release dated July 26, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: July 27, 2016	By:	/s/ Bruce Goldman
Bruce Goldman
Executive Vice President and General Counsel
Exhibit Index
Exhibit Number        Description
 99.1            Press release dated July 26, 2016
 99.2            Second press release dated July 26, 2016